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                                                                   EXHIBIT 10.21

                            GRANTOR TRUST AGREEMENT

     THIS AGREEMENT, amended and restated as of the first day of April, 1997, is between Alumax, Inc. a corporation organized and existing under the laws of the state of Delaware (the "Company"), and The Chase Manhattan Bank, a New York banking corporation having its principal office in New York (the "Trustee").

                                    RECITALS

     A. The Company is obligated to pay deferred compensation or other executive compensation to certain employees of the Company or its subsidiaries (the "Participants") and their beneficiaries (the "Beneficiaries") under the Alumax Inc. Deferred Compensation Plan, 1993 Long Term Incentive Plan, 1993 Stock Option Subplan for Key Employees, 1995 Employee Equity Ownership Plan, 1993 Annual Incentive Plan, and employment agreements and other arrangements (collectively, the "Plans"); and

     B. The Company has granted and may in the future from time to time grant stock units, in the form of Performance Accelerated Restricted Stock or otherwise to the Participants, and enter into other compensatory arrangements, in each case requiring deferred payment of compensation relating thereto to the Participants and their Beneficiaries; and

     C. Pursuant to an agreement made as of October 10, 1994, by and between the Company and E. William Smethurst, Jr., the Company previously established this Trust as an irrevocable grantor trust which is not intended to be qualified under Sections 401(a) and 501(a) of the Internal Revenue Code of 1986, as
amended (the "Code"), to provide assurance to its key management employees (the "Participants") and their surviving spouses, dependent children, beneficiaries or estates (collectively, the "Beneficiaries") that the Company will be able to meet its obligations with respect to their benefits under the Plans in the future by application of the procedures governing the Trust; and
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     D. The Trust is intended to be a grantor trust, of which the Company is the grantor, within the meaning of subpart E, part I, subchapter J. chapter 1, subtitle A of the Internal Revenue Code of 1986, as amended, and shall be construed accordingly.

     E. Amounts transferred to the Trust, as determined by the Company from time to time in its sole discretion, and the earnings thereon shall be used by the Trustee solely in satisfaction of the liabilities of the Company with respect to the Participants in the Plans and their Beneficiaries and such utilization shall be in accordance with the procedures set forth herein, except that all such amounts held at any time shall be subject to the claims of general creditors of the Company in the event of bankruptcy or insolvency, as defined in section 2.1; and

     F. Any amount transferred by the Company to the Trust and the earnings thereon shall revert to the Company only upon satisfaction of all liabilities of the Company under the Plans, except that all such amounts held at any time under this Agreement shall be subject to the claims of general creditors of the Company in the event of bankruptcy or insolvency, as defined in section 2.1; and

     G. To provide for more efficient administration of the Trust in order to best enable the Company to meet all of its obligations under the Plans, the Company desired to amend and restate this Agreement.


                                   AGREEMENT

     In consideration of the premises and mutual and independent promises herein, the parties hereto covenant and agree as follows.


                                   ARTICLE I
                             Establishment of Trust

     1.1. Trust Fund. The Company hereby establishes with the Trustee a Trust consisting of such sums of money, and such other property, acceptable to the Trustee, as shall from time to time be paid or


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delivered to the Trustee by the Company and the earnings and profits thereon.
Such property may consist of shares of the Company's Common Stock ("Shares"). All such money and property, all investments made therewith and proceeds thereof, less the payments or other distributions which, at the time of reference, shall have been made by the Trustee, as authorized herein, shall be referred to herein as the "Trust Fund" and shall be held by the Trustee, IN TRUST, in accordance with the provisions of this Agreement.

     The Trust Fund shall be re-valued by the Trustee as of the last business day of each calendar year at current market values, as determined by the Trustee. The Trustee shall determine the fair market value or fair value of securities or other property held in the Trust Fund based upon one or more of the following: information and financial publications of general circulation, statistical and valuation services, records of security exchanges, appraisals by qualified persons, transactions and bona fide offers in assets of the type in question, valuations provided by Investment Managers, and other information customarily used in the valuation of property. An Investment Manager shall certify, at the request of the Trustee, the value of any securities or other property held in any Investment Account managed by such Investment Manager, and such certification shall be regarded as a direction with regard to such valuation. The Trustee shall be entitled to rely upon such valuation for all purposes under this Trust Agreement. The Trustee shall hold, manage, invest and otherwise administer the Trust Fund pursuant to the terms of this Agreement. Except as otherwise expressly provided herein, this Trust shall be irrevocable and no part of the Trust Fund shall revert, or be paid to, the Company.

     1.2. Contributions. The Trustee shall be responsible only for contributions actually received by it hereunder and the earnings on such contributions. The amount of each contribution by the Company to the Trust shall be determined in the sole discretion of the Company, and the Trustee and the Trust Agent, as described in Section 3.1, shall have no duty or responsibility with respect thereto, except as other expressly agreed to by the Trustee.

A separate bookkeeping account ("Deferral Account") shall be established and maintained with respect to each Participant to which shall be credited and debited amounts as provided below. At the time of each contribution, the Company shall certify to the Trustee the portion of the contribution to be
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allocated to each Participant's Deferral Account. The Trustee shall hold, invest and reinvest the assets of each Participant's Deferral Account in accordance with Article V below. A Participant's Deferral Account shall not be reduced except upon payment of benefits from the account, a decrease in the value of the Account, or otherwise as provided in this Trust Agreement.

                                   ARTICLE II
                                Purpose of Trust

     2.1. Effect of Bankruptcy or Insolvency on Trust Distribution. The assets of the Trust shall be subject only to the claims of the Company's general creditors in the event of the Company's bankruptcy or insolvency. The Company shall be considered "bankrupt" or "insolvent" if the Company is (A) unable to pay its debts when due or (B) engaged as a debtor in a proceeding under the Bankruptcy Code, 11 U.S.C. ss. 101 et seq. The Secretary of the Company must give written timely notification to the Trustee of the Company's bankruptcy or insolvency. Upon receipt of such a notice, or upon actual knowledge of the Trustee, or upon receipt of a written allegation from a person or entity claiming to be a creditor of the Company that the Company is bankrupt or insolvent, the Trustee shall discontinue payments to Participants and Beneficiaries. The Trustee shall, as soon as practicable thereafter, determine whether the Company is bankrupt or insolvent. In determining whether the Company is bankrupt or insolvent, the Trustee may rely conclusively upon, and be protected in so relying upon, records of a court of competent jurisdiction or a report issued by a national credit reporting agency showing that the Company is or is not bankrupt or insolvent. If the Trustee determines, based on such information, that the Company is bankrupt or insolvent, the Trustee shall hold the assets of the Trust for the benefit of the Company's general creditors, and deliver any undistributed assets to satisfy the claims of such creditors as a court of competent jurisdiction may direct. If the Trustee is required to make any distribution for the benefit of creditors, the Trust Agent shall cause such distribution to be charged pro rata against all of the assets of Separate Accounts established.

     The Trustee shall resume payments to Participants or Beneficiaries only after it has determined that the Company is not bankrupt or insolvent, is no longer bankrupt or insolvent (if the Trustee
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determined that the Company was bankrupt or insolvent), or pursuant to an order of a court of competent jurisdiction. Except as expressly provided above, unless the Trustee has actual knowledge of the Company's bankruptcy or insolvency, the Trustee shall have no duty to inquire whether the Company is bankrupt or insolvent.

     If the Trustee discontinues payment of benefits from the Trust pursuant to this Section 2.1 and subsequently resumes such payments, the first payment following such discontinuance shall include the aggregate amount of all payments which would have been made to each Participant or Beneficiary during the period of such discontinuance, less the aggregate amount of payments made to the Participant or Beneficiary by the Company, as certified by the Company to the Trustee and the Trust Agent, in lieu of the payments provided for hereunder during any such period of discontinuance.

     For purposes of this Section 2.1, actual knowledge of the Trustee shall mean knowledge obtained by written notice or other written communication to the trust department of the Trustee as provided in Section 13.6.

     2.2. Vehicle to Meet Obligations. The Company represents and agrees that the Trust established under this Agreement does not fund and is not intended to fund any or all of the Plans or any other employee benefit plan or program of the Company. This Trust is and is intended to be a depository arrangement with the Trustee for the setting aside of cash and other assets of the Company as and when it so determines, in its sole discretion, for the meeting of part or all of its future obligations to some or all of the Participants and their Beneficiaries under the Plans. The Company further represents that each Plan is a deferred compensation plan for a select group of management and highly compensated employees and as such is exempt from the application of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), except for the disclosure requirements applicable to such plans for which the Company bears full responsibility as to compliance. The Company further represents that no Plan is qualified under Section 401 of the Code and therefore is not subject to any of the Code requirements applicable to tax-qualified plans.
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                                  ARTICLE III

                                  Trust Agent

     3.1. Initial Appointment of Trust Agent. By its acceptance of this Trust, the Trustee hereby agrees to the designation by the Company of the Secretary of the Company as the Trust Agent ("Trust Agent") under this Agreement. The Trustee shall have no responsibility for the performance of the duties of the Trust Agent.

     3.2. Removal of the Trust Agent. Prior to a Change in Control, the Company may direct the Trustee to terminate the Trust Agent by written notice to the Trust Agent and to appoint a successor agent as directed by the Company, such appointment to be effective as provided in Section 3.3. Following a Change in Control, the Trust Agent serving at the time of such Change in Control shall continue to serve in such capacity until the Trust terminates or until the agent resigns in accordance with Section 3.3.

     3.3. Resignation of the Trust Agent. The Trust Agent may resign at any time by delivery of written notice of resignation to the Trustee and the Company. If the notice of resignation is received by the Company prior to a Change in Control, the Company shall appoint a successor Trust Agent. If such notice of resignation is received by the Company following a Change in Control, the Trustee shall appoint a successor Trust Agent in its discretion, which successor shall be a compensation or actuarial consulting firm having a national reputation. Any such resignation or any termination of the Trust Agent pursuant to Section 3.2 shall take effect as of a future date specified in the notice of same, which date shall not be earlier than the date 60 days after the day on which the notice is delivered, or such earlier date as may be agreed to by the Trust Agent and the Trustee; provided, however, that any resignation following a Change in Control shall not be effective until such time as a successor Trust Agent has been appointed and is ready to assume such responsibility. The successor Trust Agent shall, as a condition to such appointment, agree in writing to be bound by the terms of this Agreement and to perform the duties and assume the responsibilities assigned to the Trust Agent under this Agreement. As soon as practicable after a Trust Agent has resigned or has been terminated it shall deliver to the successor Trust Agent all reports, records, documents, and other written information in its possession
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regarding the Plans, the Trust and the Participants and Beneficiaries in the
Plans, and thereupon shall be entitled to all unpaid fees, compensation and reimbursement to which it is entitled under this Agreement and shall be relieved of all responsibilities and duties under this Agreement.

     3.4. Records. The Trust Agent shall maintain or cause to be maintained all the Participant records contemplated by this Agreement. The Trust Agent shall also prepare and distribute Participant's statements which shall include income tax information, if that information is supplied to the Trust Agent by the Company, or its delegate, with respect to payments to Participants and their Beneficiaries and shall perform such other duties and responsibilities as the Trustee determines is necessary or advisable to achieve the objectives of this Agreement. Any tax information applicable to a Participant or Beneficiary including any required tax withholding shall be supplied to the Trust Agent by the Company and the Trust Agent shall have no responsibility for the accuracy of such information.

     3.5. Participant Information. The Company shall furnish to the Trust Agent all the information necessary to determine the benefits payable to or with respect to each Participant in the Plans, including any benefits payable after a Participant's death and the recipient of same. The Company shall from time to time, and at least annually, and promptly upon the request of the Trust Agent, furnish updated information to the Trust Agent. Based on the foregoing information the Trust Agent shall prepare an annual benefits statement in respect to each Participant and shall furnish a copy of same to the Participant or his Beneficiary and to the Company. In the event the Company refuses or neglects to provide updated Participant information, as contemplated herein, the Trust Agent shall rely upon the most recent information furnished to it by the Company, provided, however, that following a Change in Control, the Trust Agent shall rely solely on (i) information furnished to it by the Company prior to a Change in Control, (ii) information furnished to it by the Company following a Change in Control which does not decrease the rights of a Participant to whom it pertains and (iii) any information received by it from a participant unless the Trust Agent actually knows that such information is false. The Trust Agent has no responsibility to verify information provided to it by the Company or any Participant.
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     3.6. Benefit Payments. Upon proper notification from the Company prior to a
Change in Control or, following a Change in Control, based on such information as the Trust Agent shall be entitled to rely upon pursuant to Section 3.5, the Trust Agent shall prepare a certification to the Trustee that a Participant's benefits under the Plan have become payable and shall furnish a copy of such certification to the Participant or to the Beneficiary of a deceased
Participant. Such certification shall include the amount of such benefits, the terms of payment, the amount of any taxes required to be withheld from such amount, if such information is supplied to the Trust Agent by the Company or its delegate, and the name, address and social security number of the recipient.
Upon the receipt of such certified statement, the Trustee shall commence cash distributions from the Trust Fund in accordance therewith to the person or persons so indicated and to the Company with respect to taxes required to be withheld and the Trust Agent shall charge the payments against the Participant's Deferral Account. If at any time any Participant's Deferral Account with respect to any Plan or benefit has been exhausted, no additional amounts shall be payable from the Trust with respect to such Plan or benefit. The Company shall have full responsibility for the payment of all withholding taxes to the appropriate taxing authority and shall also furnish each Participant or Beneficiary with the appropriate tax information form evidencing such payment and the amount thereof.

     3.7. Company's Liability Not Limited to Assets. Nothing provided in this Agreement shall relieve the Company of its liabilities to pay the benefits provided under the Plans except to the extent such liabilities are met by application of Trust Fund assets.

     3.8. Form of Benefit Payments.

     All payments shall be in cash except that the Trustee may, at the direction of the Secretary of the Company or other administrator appointed for purposes of this Trust by the Human Resources and Compensation Committee of the Company's Board of Directors (the "Committee"), distribute assets held in the Trust including Shares.

     For the purpose of making cash payments or to satisfy various withholding or other obligations hereunder, if all or part of the principal of the Trust shall consist of securities (including Shares) or other property which do not have a readily ascertainable market value, the Company may purchase from the
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Trust (or it may substitute new assets for) such assets at its option for the amount it then designates as the market value; provided that the Secretary shall certify to the Trustee that such market value as been determined on the same basis utilized for purposes of valuing the Trust Fund as provided in Section
1.1. of this Agreement. The Trustee may conclusively, without further inquiry, rely upon the value determined by the Company and the Secretary.

                                   ARTICLE IV

                                 Administration

     4.1. Plan Documents and Authorizations. The Company shall provide the Trust Agent with a certified copy of each Plan and all amendments thereto and of the resolutions of the Board of Directors of the Company approving the Plans and all amendments thereto, promptly upon their adoption. The Company shall file with the Trustee and the Trust Agent a certified list of the names and specimen signatures of the officers of the Company, the members of the Committee and any person authorized to act for them. Prior to a Change in Control, the Company shall promptly notify the Trustee and the Trust Agent of the addition or deletion of any person's name to or from such list, respectively. Following a Change in Control, deletion of any person from such list may only be made with the consent of such person. Additions to such list following a Change in Control may be made only to the extent necessary to replace any person deleted hereunder and then only with the consent of a majority of the persons who remain on such list. Until receipt by the Trustee and/or the Trust Agent of proper notice that any person is no longer authorized so to act, the Trustee or the Trust Agent may continue to rely on the authority of the person. All certifications, notices and directions by any such authorized person or persons to the Trustee or Trust Agent shall be in writing signed by such person or persons, provided that the Committee may certify to the Trustee and the Trust Agent one or more of its members to act on behalf of the entire committee and the Trustee and the Trust Agent may rely on the actions of such person or persons until notified in writing that such certification has been revoked. The Trustee and the Trust Agent may rely on any such certification, notice or direction purporting to have been signed by or on behalf of such person or persons that the Trustee or the Trust Agent reasonably believes to have been signed thereby. The Trustee and the Trust Agent shall have no responsibility for acting or not acting in reliance upon any notification believed by the Trustee or the Trust Agent to have been so
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signed by a duly authorized officer or agent of the Company. Prior to a Change in Control, the Company, and following a Change in Control, the Trust Agent shall be responsible for keeping accurate books and records (in the case of the Trust Agent, to the extent possible based on the information described in
Section 3.5) with respect to the employees of the Company, their compensation and their rights and interests under the Plans.

     4.2. Contributions. The Company shall make its contributions to the Trust in accordance with appropriate corporate action and the Trustee shall have no responsibility with respect thereto, except to add to the Trust Fund any such contributions received.

     4.3. No Duty of Inquiry. No person dealing with the Trustee shall be under any obligation to see to the proper application of any money paid or property delivered to the Trustee or to inquire into the Trustee's authority as to any transaction.

     4.4. Method of Distribution. The Trustee shall distribute cash or property from the Trust Fund in accordance with Article III hereof. The Trustee may make any distribution required hereunder by mailing its check for the specified amount, or delivering the specified property, to the person to whom such distribution or payment is to be made, at such address as may have been last furnished to the Trustee, or prior to a Change in Control if no such address shall have been so furnished, to such person in care of the Company.

     4.5. Actions by Company. If at any time there is no person authorized to act under this Agreement on behalf of the Company, the Board of Directors of the Company shall have the authority to act on behalf of the Company hereunder.
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                                   ARTICLE V

                               Trust Investments


5.1 Establishment of Investment Accounts.

     (a) The Company may direct the Trustee to establish one or more separate investment accounts within the Trust Fund, each separate account being hereinafter referred to as an "Investment Account." The Trustee shall transfer to each such Investment Account such portion of the assets of the Trust as the Company directs. The Trustee shall be under no duty to question, and shall not incur any liability on account of following any direction of the Company. The Trustee shall be under no duty to review the investment guidelines, objectives and restrictions established, or the specific investment directions given, by the Company for any Investment Account, or to make suggestions to the Company in connection therewith.

     (b) All interest, dividends and other income received with respect to, and any proceeds received from the sale or other disposition of, securities or other property held in an Investment Account shall be credited to and reinvested in such Investment Account. All expenses of the Trust which are allocable to a particular Investment Account shall be so allocated and charged. The Company may direct the Trustee to eliminate an Investment Account, and the Trustee shall thereupon dispose of the assets of such Investment Account and reinvest the proceeds thereof in accordance with the directions of the Company.


5.2 Investment Manager Appointment.

     (a) The Company may appoint one or more investment managers ("Investment Managers"), pursuant to a written investment management agreement describing the powers and duties of the Investment Manager, to direct the investment and reinvestment of all or a portion of an

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Investment Account. The Company shall be responsible for ascertaining that while each Investment Manager is acting in that capacity hereunder, the following requirements are satisfied:


         (1) The Investment Manager is either (i) registered as an investment adviser under the Investment Adviser Act of 1940, as amended, (ii) a bank as defined in that Act, or (iii) an insurance company qualified to perform the services described in (b) below under the laws of more than one state; and

         (ii) The Investment Manager has the power to manage, acquire or dispose of any assets of the Plans for which it is responsible hereunder.

The Company shall furnish the Trustee with written notice of the appointment of each Investment Manager hereunder, and of the termination of any such appointment. Such notice shall specify the assets which shall constitute the Investment Account. The Trustee shall be fully protected in relying upon the effectiveness of such appointment and the Investment Manager's continuing satisfaction of the requirements set forth above until it receives written notice from the Company to the contrary.

     (b) The Trustee shall conclusively presume that each Investment Manager, under its investment management agreement, is entitled to act, in directing the investment and reinvestment of the Investment Account for which it is responsible, in its sole and independent discretion and without limitation, except for any limitations which from time to time the Company and the Trustee agree in writing shall modify the scope of such authority.

     (c) The Trustee shall have no liability (i) for the acts or omissions of any Investment Manager, (ii) for following directions, including investment directions of an Investment Manager or the Company, which are given in accordance with this Trust Agreement, or (iii) for any loss of any kind which may result by reason of the manner of division of the Trust Fund or Investment Accounts.

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     (d) If the Trustee concludes that it may be subject to a conflict of interest with respect to a transaction relating to securities or other property held in the Trust Fund which might affect, or have the appearance of affecting, the performance of its fiduciary responsibilities under this Agreement, the Trustee may, in its discretion, select a third party to exercise the Trustee's fiduciary responsibilities with respect to the transaction. Provided that the third party is reasonably acceptable to the Company and satisfies the criteria set forth in Section 5.2(a)(i) hereof, the Company shall engage such third party as an Investment Manager for the limited purpose described in the previous sentence. The Trustee shall pay the fees of such an Investment Manager with respect to this limited engagement.

     5.3  Company Directed Investment Accounts.

     The Trustee shall, if so directed in writing by the Company, segregate all or a portion of the Trust Fund held by it into one or more separate investment accounts to be known as Company Directed Accounts, with respect to which the Company shall have the powers and duties granted to an Investment Manager under this Agreement. The Company, by written notice to the Trustee, may at any time relinquish its powers under this Section 5.3 and direct that a Company Directed Account shall no longer be maintained. In addition, during any time when there is no Investment Manager with respect to an Investment Account (such as before an investment management agreement takes effect or after it terminates), the Company shall direct the investment and reinvestment of such Investment Account. Whenever the Company is directing the investment and reinvestment of an Investment Account or a Company Directed Account, the Company shall have the powers and duties which an Investment Manager would have under this Trust Agreement if an Investment Manager were then serving and the Trustee shall be protected in relying on the Company's directions without reviewing investments or making suggestions to the same extent as it would be protected under this Trust Agreement if it had relied on the directions of an Investment Manager.

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     5.4 Trustee Directed Investment Accounts.


     The Trustee shall have no duty or responsibility to direct the investment and reinvestment of the Trust Fund or any Investment Account unless expressly agreed to in writing between the Trustee and the Company. In the event that the Trustee enters into such an agreement, it shall have the powers and duties of an Investment Manager under this Trust Agreement with regard to such Investment Account.


                                   ARTICLE VI

                              Powers of the Trustee

     6.1 Investment Powers of the Trustee. The Trustee shall have and exercise the following powers and authority (i) over Investment Accounts where it has express investment management discretion as provided in Section 5.4 and (ii) upon direction of the Investment Manager or the Company, as the case may be, for all other Investment Accounts:

         (a) To purchase, receive or subscribe for any securities or other property and to retain in trust such securities or other property;

         (b) To acquire and hold employer securities and real property provided that the Trustee shall not dispose of any Shares deposited with the Trust prior to the date on which such Shares are no longer subject to a risk of forfeiture or transferability restrictions pursuant to the Plans or any other compensatory arrangement theretofore established with respect to which the Trust is then holding Shares; provided further that in the event of a Change in Control (as defined in the 1993 Long Term Incentive Plan), the Trustee may elect to surrender to the Company, within the 60-day period immediately following such Change in Control, any Shares then held by the Trust in exchange for a cash payment equal to the Change in Control Stock Value (as defined in the 1993 Long Term Incentive Plan).

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                                       15

         (c) To sell for cash or on credit, to grant options, convert, redeem, exchange for other securities or other property, to enter into standby agreements for future investment, either with or without a standby fee, or otherwise to dispose of any securities or other property at any time held by it;

         (d) To settle, compromise or submit to arbitration any claims, debts, or damages, due or owing to or from the trust to commence or defend suits or legal proceedings and to represent the trust in all suits or legal proceedings in any court of law or before any other body or tribunal;

         (e) To trade in financial options and futures, including index options and options on futures and to execute in connection therewith such account agreements and other agreements in such form and upon such terms as the Investment Manager or the Company shall direct;

         (f) To exercise all voting rights, tender or exchange rights, any conversion privileges, subscription rights and other rights and powers available in connection with any securities or other property at anytime held by it; to oppose or to consent to the reorganization, consolidation, merger or readjustment of the finances of any corporation, company or association, or to the sale, mortgage, pledge or lease of the property of any corporation, company or association or any of the securities which may at any time be held by it and to do any act with reference thereto, including the exercise of options, the making of agreements or subscriptions and the payment of expenses, assessments or subscriptions, which may be deemed necessary or advisable by the Investment Manager or Company in connection therewith, and to hold and retain any securities or other property which it may so acquire; and to deposit any property with any protective, reorganization or similar committee, and to pay and agree to pay part of the expenses and compensation of any such committee and any assessments levied with respect to property so deposited;

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         (g)  To exercise in accordance with the direction of the Secretary of the Company all tender offer rights with respect to all securities issued by the Company which are held by it;

         (h) To invest all or a portion of the Trust Fund in contracts issued by insurance companies, including contracts under which the insurance company holds Plan assets in a separate account or commingled separate account managed by the insurance company; the Trustee shall be entitled to rely upon any written directions of the Company or the Investment Manager under this Section 6.1, and the Trustee shall not be responsible for the terms of any insurance contract that it is directed to purchase and hold or for the selection of the issuer thereof or for performing any functions under such contract (other than the execution of any documents incidental thereto on the instructions of the Company or the Investment Manager);

         (i) To manage, administer, operate, lease for any number of years, develop, improve, repair, alter, demolish, mortgage, pledge, grant options with respect to, or otherwise deal with any real property or interest therein at any time held by it, and to hold any such real property in its own name or in the name of a nominee, with or without the addition of words indicating that such property is held in a fiduciary capacity, all upon such terms and conditions as may be deemed advisable by the Investment Manager or the Company;

         (j) To renew, extend or participate in the renewal or extension of any mortgage, upon such terms as may be deemed advisable by the Investment Manager or the Company, and to agree to a reduction in the rate of interest on any mortgage or of any guarantee pertaining thereto in any manner and to any extent that may be deemed advisable by the Investment Manager or the Company for the protection of the Trust Fund or the preservation of the value of the investment; to waive any default, whether in the performance of any covenant or condition of any mortgage or in the performance of any guarantee, or to enforce any such default in such manner and to

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        such extent as may be deemed advisable by the Investment Manager or the
        Company; to exercise and enforce any and all rights of foreclosure, to bid on property on foreclosure, to take a deed in lieu of foreclosure with or without paying consideration therefor, and in connection therewith to release the obligation on the bond secured by such mortgage, and to exercise and enforce in any action, suit or proceeding at law or in equity any rights or remedies in respect to any such mortgage or guarantee;

        (k) To hold part or all of the Trust Fund uninvested to the extent that the directing party ascertains as reasonable and necessary for limited periods of time;

        (l) To loan pursuant to separate agreement as may be agreed upon any securities to brokers or dealers and to secure the same in any manner, and during the term of any such loan to permit the loaned securities to be transferred into the name of and voted by the borrower or others; to purchase, enter, sell, hold, and generally deal in any manner in and with contracts for the immediate or future delivery of financial instruments of any issuer or of any other property; to grant, purchase, sell, exercise, permit to expire, permit to be held in escrow, and otherwise to acquire, dispose of, hold and generally deal in any manner with and in all forms of options in any combination; and, in connection with its exercise of the powers granted in this Trust Agreement, to deposit any securities or other property as collateral with any broker-dealer or other person, to permit securities or other property to be held by or in the name of others or in transferable form, to retain any form of securities or other property received as a result of the exercise of any of the foregoing powers whether or not investment in such securities or other property is otherwise authorized under this Trust Agreement and to hold and administer any securities or other property with respect to which the foregoing powers have or may be exercised, including any securities or collateral acquired by it or in any property received as a result of its exercise of such powers, as a part of the account subject to the foregoing powers, or in any sub-account, which property may be invested in securities or other property of different types than the securities or other property otherwise held in the account;

        (m) To employ suitable agents and counsel and to pay their reasonable and proper expenses and compensation;

        (n) To purchase and sell foreign exchange and contracts for foreign exchange, including transactions entered into with the Trustee, its agents or subcustodians;

        (o) To form corporations and to create trusts to hold title to any securities or other property, all upon such terms and conditions as may be deemed advisable by the Investment Manager or Company;

        (p) To deposit and hold funds in any type of interest bearing deposit accounts (including, but not limited to savings accounts, money market accounts, and certificates of deposit or non-interest bearing deposit accounts at the Trustee.

     Except as otherwise provided in this Trust Agreement, the Investment Manager of an Investment Account or the Company in the case of a Company Directed Account shall have the power and authority to be exercised in its sole discretion at any time and from time to time, to issue orders for the purchase or sale of securities directly to a broker. Written notification of the issuance of each such order shall be given promptly to the Trustee by the Investment Manager or the Company and the confirmation of each such order shall be confirmed to the Trustee by the broker. Unless otherwise directed by the Company or Investment Manager, such notification shall be authority for the Trustee to pay for securities purchased or to deliver securities sold as the case may be. Upon the direction of the Investment Manager or the Company, the Trustee will execute and deliver appropriate trading authorizations, but no such authorization shall be deemed to increase the liability or responsibility of the Trustee under this Trust Agreement.

     The Trustee shall transmit promptly to the Company or the Investment Manager, as the case may be, all notices of conversion, redemption, tender, exchange, subscription, class action, claim insolvency proceedings or other rights or powers relating to any of the securities in the Trust Fund, which notices are received by the Trustee from its agents or custodians, from issuers of the securities in question and from the party (or its agents) extending such rights. The Trustee shall have no obligation to determine the existence of any conversion, redemption, tender, exchange, subscription, class action, claims in insolvency proceedings or other right or power relating to any of the securities in the Trust of which notice was given prior to the purchase of such securities by the Trust, and shall have no obligation to exercise any such right or power unless the Trustee is informed of the existence of the right or power.

     The Trustee shall not be liable for any untimely exercise or assertion of such rights or powers described in the paragraph immediately above in connection with securities or other property of the Trust at any time held by it unless (i) it or its agents or custodians are in actual possession of such securities or property and (ii) it receives directions to exercise any such rights or powers from the Company or the Investment Manager, as the case may be, and both (i) and
(ii) occur at least three business days prior to the date on which such rights or powers are to be exercised.

     If the Trustee is directed by the Company or an Investment Manager to purchase securities issued by any foreign government or agency thereof, or by any corporation or other entity domiciled outside of the United States, it shall be the responsibility of the Company or Investment Manager, as the case may be, to be aware of any laws or regulations of any foreign countries or any United States territory or possession which shall apply in any manner whatsoever to such securities, and the custody of such securities and all procedures to be followed with respect to the holding and exercise of rights shall be subject to procedures issued by the Trustee for global custody.

     Notwithstanding any powers granted to the Trustee pursuant to this Trust Agreement or to applicable law, the Trustee shall not have any power that could give this Trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of Section 301.7701-2 of the Procedure and Administrative Regulations promulgated pursuant to the Internal Revenue Code.

     6.2 Administrative Powers of the Trustee.

     (a) Notwithstanding the appointment of an Investment Manager, the Trustee shall have the following powers and authority, to be exercised in its sole discretion, with respect to the Trust:

     (i) To employ suitable agents, custodians and counsel and to pay their reasonable expenses and compensation;

     (ii) To appoint ancillary trustees to hold any portion of the assets of the trust and to pay their reasonable expenses and compensation;

     (iii) To register any securities held by it hereunder in its own name or in the name of a nominee with or without the addition of words indicating that such securities are held in a fiduciary capacity and to hold any securities in bearer form and to deposit any securities or other property in a depository or clearing corporation;

     (iv) To make, execute and deliver, as Trustee, any and all deeds, leases, mortgages, conveyances, waivers, releases or other instruments in writing necessary or desirable for the accomplishment of any of the foregoing powers;

     (v) Generally to do all ministerial acts, whether or not expressly authorized, which the Trustee may deem necessary or desirable in carrying out its duties under this Trust Agreement.

     (b) The Trustee may consult with legal counsel concerning questions which may arise with reference to this Trust Agreement and its powers and duties hereunder in the event that (i) Trustee has not received a direction in the usual periods of time for such communications or (ii) Trustee has not received representations to its satisfaction that a direction is a proper one under the Trust or applicable law. The written opinion of such counsel shall be full and complete protection of the Trustee in respect to any action taken or suffered by the Trustee hereunder in good faith reliance on the opinion.

                                  ARTICLE VII.

            Responsibility of Trustee; Indemnification; Contribution

     7.1 Responsibility of Trustee

     (a) The Trustee shall incur no liability to any person in discharging its duties hereunder for any action taken or omitted in good faith in conformity with the terms of this Trust Agreement. Each direction, notice, request or approval (whether or not certified to the Trustee in writing) by the Company, shall constitute a certification by the Company to the Trustee that such direction is in conformity with the terms of the Plan and applicable law. Under no circumstances shall the Trustee incur liability to any person for any indirect, consequential or special damages (including, without limitation, lost profits) of any form, whether or not foreseeable and regardless of the form of the action in which such a claim may be brought, with respect to the Trust or its role as Trustee.

     (b) The Trustee shall have no obligation to undertake, defend or continue to maintain any action or proceeding arising in connection with the Trust, unless and until the Company agrees in writing to indemnify the Trustee against the Trustee's costs, expenses and liabilities (including, without limitation, attorneys' fees and expenses) relating thereto, to be primarily liable for such payment and to make periodic payments in respect of such fees and expenses during the course of such proceedings. If the Company thereafter does not pay such costs, expenses and liabilities in a reasonably timely manner, the Trustee shall discontinue participation in such action or proceeding, and charge the assets of the Trust to the extent sufficient for any unpaid fees and expenses.

     The Trustee shall not be under any duty to require payment of any contributions to the Trust Fund, or to see that any payment made to it is computed in accordance with the provisions of the Plans, or otherwise be responsible for the adequacy of the Trust Fund to meet and discharge any liabilities under the Plans.

     7.2  Indemnification and Contribution

     (a) The Company shall indemnify and save harmless the Trustee for and from any loss, claim or expense (including reasonable attorneys' fees) arising (a) out of any matter as to which this Trust Agreement provides that the Trustee is directed, protected, not liable, or not responsible, or (b) by reason of any breach of any statutory or other duty owed to the Plans by the Company, any Investment Manager or any delegate of either of them (and for the purposes of this sentence the Trustee shall not be considered to be such a delegate).

     (b) The Trustee, its affiliates, and their officers, agents and employees may bring action against the Company to contribute to the satisfaction of any damages, claims, losses, liabilities, demands, penalties, obligations, or costs to the extent that they (i) are subject to indemnification under Subsection (a) and (ii) are caused by the culpable conduct of the Company, or any of its affiliates or agents.

     (c) The foregoing rights of indemnification and contribution shall not supersede any common law or equitable rights or remedies which may be available.

                                   ARTICLE VIII
                                     Expenses

     8.1. Taxes. The Company agrees that all income, deductions and credits of each Account under the Trust belong to it as owner for income tax purposes and will be included on the Company's income tax returns. The Company shall pay any Federal, state and local taxes on the Trust, or any part thereof, and on the income therefrom.

     8.2. Compensation. The Trustee shall be entitled to such compensation and fees for its services under this Agreement as shall be set forth in its Published Schedule of Compensation in effect at the time such compensation is payable. The Trust Agent (other than the Secretary of the Company) shall also be entitled to such compensation and fees for its services under this Agreement as is agreeable to the Company, the Trustee, and the Trust Agent. Such expenses and compensation shall be a charge on the Trust and shall constitute a lien against the Trust Fund until paid by the Company. Such compensation, fees and reimbursement for expenses and liability described in Section 7.2 shall be paid to the Trustee or the Trust Agent by the company directly; but if the Company shall fail to do so, the Trustee shall be entitled to withdraw all amounts to which it is entitled pro rata from the assets of all Accounts. To the extent the Trust is not sufficient, the additional amounts due shall constitute a lien against the Trust Fund.

                                   ARTICLE IX
                           Trust Records and Accounts

     9.1. Trust Records. The Trustee shall maintain records with respect to the Trust Fund that show all its receipts and disbursements hereunder. The records of the Trustee with respect to the Trust Fund shall be open to inspection by the Company, the Trust Agent and Participants, or their representatives, at all reasonable times during normal business hours of the Trustee and may be audited not more frequently than once each fiscal year by an independent certified public accountant engaged by the Company; provided, however, the Trustee shall be entitled to additional compensation from the Company, as mutually agreed upon by the Company and the Trustee, in respect of audits or auditors' requests which the Trustee determines to exceed the ordinary course of the usual scope of such examination of its records.

     9.2. Settlement of Accounts. Within a reasonable time after the close of each fiscal year of the Company (or, in the Trustee's discretion, at more frequent intervals), or of any termination of the duties of the Trustee hereunder, the Trustee shall prepare and deliver to the Company and the Trust Agent a statement of transactions reflecting its acts and transactions as Trustee during such fiscal year, portion thereof or during such period from the close of the last fiscal year or last statement period to the termination of the Trustee's duties, respectively, including a statement of the then current value of the Trust Fund. Any such statement shall be deemed an account stated and accepted and approved by the Company, and the Trustee shall be relieved and discharged, as if such account had been settled and allowed by a judgment or decree of a court of competent jurisdiction, unless protested by written notice to the Trustee within sixty (60) days of receipt thereof by the Company. The Trustee shall have the right to apply at any time to a court of competent jurisdiction for judicial settlement of any account of the Trustee not previously settled as herein provided or for the determination of any question of construction or for instructions. In any such action or proceeding it shall be necessary to join as parties only the Trustee and the Company (although the Trustee may also join such other parties as it may deem appropriate), and any judgment or decree entered therein shall be conclusive.

                                    ARTICLE X

                         Trustee Resignation and Removal

     10.1. Resignation of Trustee. The Trustee may resign at any time by delivering written notice thereof to the Company; provided, however, that no such resignation shall take effect until the earlier of (i) sixty (60) days from the date of delivery of such notice to the Company or (ii) the appointment of a successor trustee. Notwithstanding the foregoing, following a Change in Control, the Trustee's resignation shall not be effective until a successor trustee has been appointed and is ready to act hereunder.

     10.2. Removal of Trustee. The Trustee may be removed by the Company at any time prior to a Change in Control, pursuant to a resolution of the Board of Directors of the Company removing the Trustee and appointing a successor trustee, upon delivery to the Trustee of a certified copy of such resolution. Such removal shall become effective sixty (60) days' after receipt by the Trustee of such resolution, unless the Trustee shall agree to an earlier effective date. Following a Change in Control, the Trustee may not be removed.

     10.3. Appointment of a Successor Trustee. Upon the resignation or removal of the Trustee prior to a Change in Control, a successor trustee shall be appointed by the Company. Following a Change in Control, any successor trustee shall be appointed by the Committee subject to approval by a majority of the then Participants (excluding Beneficiaries). Such successor trustee shall be a bank or trust company incorporated under the laws of the United States or a State within the United States and having assets in excess of $500,000,000. Such appointment shall take effect upon the delivery to the Trustee of (a) a written appointment of such successor trustee, duly executed by the Company or the Committee, as the case may be, and (b) an acceptance by such successor trustee. Any successor trustee shall have all the rights, powers and duties granted the Trustee hereunder.

     10.4. Petition for Successor. If, within sixty (60) days of the delivery of the Trustee's written notice of resignation, a successor trustee shall not have been appointed, the Trustee may apply to any court of competent jurisdiction for the appointment of a successor trustee.

     10.5. Transfer of Trust. Upon the resignation or removal of the Trustee and the appointment of a successor trustee, and after the acceptance and approval of its account, the Trustee shall transfer and deliver the Trust Fund to such successor. Under no circumstances shall the Trustee transfer or deliver the Trust Fund to any successor which is not a bank or trust company as hereinabove defined.

                                   ARTICLE XI
                                  Termination

     11.1. Termination of the Trust. The Trust may be terminated at any time by the Company, pursuant to a resolution of the Board of Directors thereof, with the written consent of a majority of the then Participants (excluding Beneficiaries), upon delivery to the Trustee of a certified copy of such resolution and a written instrument of termination duly executed and acknowledged in the same form as this Agreement together with a certification, in such form as the Trustee may require, that the consent of Plan Participants has been obtained; provided further that in the event of a Change in Control the Trust may not be terminated without the written consent of a majority of the persons who are then Participants. However, the Trust may not be terminated in the event of the Company's bankruptcy or insolvency, as defined in
Section 2.1, and, in such case, distributions will be in accordance with that Article.

     11.2. Distribution Upon Termination. Upon the termination of the Trust, the Trustee shall, after the acceptance and approval of its account, distribute to each Participant or his Beneficiary in accordance with the written directions of the Trust Agent the amount credited to any of the Participant's Deferral Accounts. After satisfaction of all liabilities with respect to all Participants in the Plans and their Beneficiaries as certified to by the Trust Agent, the Trustee shall distribute any assets remaining in the Trust Fund to the Company in accordance with its written direction. Upon completing such distributions, the Trustee shall be relieved and discharged. The powers of the Trustee shall continue as long as any part of the Trust Fund remains in its possession.

                                   ARTICLE XII
                                    Amendment

     Prior to a Change in Control, this Agreement may be amended, in whole or in part, at any time and from time to time, by the Company, pursuant to a resolution of the Board of Directors thereof by delivery to the Trustee of a certified copy of such resolution and a written instrument duly executed and acknowledged in the same form as this Agreement, except that the duties and responsibilities of the Trustee shall not be increased without the Trustee's written consent. Following a Change in Control, this Agreement may not be amended, except as may be required to comply with applicable law, as determined by the Trustee in consultation with its counsel, or with the written consent of a majority of the persons who are then Participants.

                                  ARTICLE XIII
                                 Miscellaneous

     13.1. Governing Law. This Agreement shall be construed and interpreted under, and the Trust hereby created shall be governed by, the laws of the State of New York insofar as such laws do not contravene any applicable Federal laws, rules or regulations. The United States District Court for the Southern District of New York shall have the sole and exclusive jurisdiction over any lawsuit or other judicial proceeding relating to or arising from this Agreement. If that court lacks federal subject matter jurisdiction, the Supreme Court of the State of New York, New York County shall have sole and exclusive jurisdiction. Either of these courts shall have proper venue for any such lawsuit or judicial proceeding, and the parties waive any objection to venue or their convenience as a forum. The parties agree to submit to the jurisdiction of any of the courts specified and to accept service of process to vest personal jurisdiction over them in any of these courts. The parties further hereby knowingly, voluntarily and intentionally waive, to the fullest extent permitted by applicable law, any right to a trial by jury with respect to any such lawsuit or judicial proceeding arising or relating to this Agreement or the transactions contemplated hereby.

     13.2. Gender. Neither the gender nor the number (singular or plural) of any word shall be construed to exclude another gender or number when a different gender or number would be appropriate.

     13.3. No Rights to Particular Assets. No Participant or Beneficiary shall have any preferred claim on, or any beneficial ownership interest in, any assets of the Trust before such assets are paid to the Participant or Beneficiary, as provided in Article III, and all rights created under the Trust and each Plan shall be unsecured rights of the Participant or Beneficiary against the Company. No rights or interest of any Participant or Beneficiary under any Plan shall be transferable or assignable or shall be subject to alienation, anticipation or encumbrance, and no right or interest of any Participant or Beneficiary in any such Plan shall be subject to any garnishment, attachment or execution. Notwithstanding anything to the contrary, the Trust shall at all times remain subject to claims of general creditors of the Company in the event of the Company's bankruptcy or insolvency as provided herein.

     13.4. Successors. This Agreement shall be binding upon and inure to the benefit of any successor to the Company or its business as the result of merger, consolidation, reorganization, transfer of assets or otherwise and any subsequent successor thereto. In the event of any such merger, consolidation, reorganization, transfer of assets or other similar transaction, the successor to the Company or its business or any subsequent successor thereto shall promptly notify the Trustee in writing of its successorship. In no event shall any such transaction described herein suspend or delay the rights of Participants or Beneficiaries to receive benefits hereunder.

     13.5. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which shall together constitute only one Agreement.

     13.6. Notices. Communication to the Trustee shall be sent to The Chase Manhattan Bank, New York, New York or to such other address as the Trustee may specify in writing. Communications to the Company shall be sent to the attention of the Secretary of the Company at the Company's principal offices or to such other address as the Secretary of the Company may specify in writing. No communication shall be binding upon the Trustee or the Company until received.

     13.7. Change in Control. For purposes of this trust "Change in Control" shall mean the occurrence of any of the following events after consummation of the spin-off of Stock by AMAX Inc. which resulted in the registration of Stock under Section 12 of the Exchange Act:

           (i) any person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 20 percent or more of the combined voting power of the Company's then-outstanding securities (a "20% Beneficial Owner"); provided however, that (a) the term "20% Beneficial Owner" shall not include any Beneficial Owner who has crossed such 20 percent threshold solely as a result of an acquisition of securities directly from the Company, or solely as a result of an acquisition by the Company of Company securities, until such time thereafter as such person acquires additional voting securities other than directly from the Company and, after giving effect to such acquisition, such person would constitute a 20% Beneficial Owner, and (b) with respect to any person eligible to file a Schedule 1 3G pursuant to Rule 1 3d-1 (b)(l) under the Exchange Act with respect to Company securities (an

"Institutional Investor"), there shall be excluded from the number of securities deemed to be beneficially owned by such person a number of securities representing not more than 10 percent of the combined voting power of the Company's then-outstanding securities;

       (ii) during any period of two consecutive years beginning after the Stock first became registered under Section 12 of the Exchange Act, individuals who at the beginning of such period constitute the Board together with those individuals who first became Directors during such period (other than by reason of an agreement with the Company in settlement of a proxy contest for the election of directors) and whose election or nomination for election to the Board was approved by a vote of at least two-thirds (2/3) of the Directors then still in office who either were Directors at the beginning of the period or whose election or nomination for election was previously so approved (the "Continuing Directors"), cease for any reason to constitute a majority of the Board;

       (iii) the stockholders of the Company approve a merger, consolidation, recapitalization or reorganization of the Company, or a reverse stock split of any class of voting securities of the Company, or the consummation of any such transaction if stockholder approval is not obtained, other than any such transaction which would result in at least 75% of the total voting power represented by the voting securities of the Company or the surviving entity outstanding immediately after such transaction being beneficially owned by persons who together owned at least 75% of the combined voting power of the voting securities of the Company outstanding immediately prior to such transaction, with the relative voting power of each such continuing holder compared to the voting power of each other continuing holder not substantially altered as a result of the transaction; provided that, for purposes of this paragraph (iii), such continuity of ownership (and preservation of relative voting power) shall be deemed to be satisfied if the failure to meet such 75% threshold (or to preserve such relative voting power) is due solely to the acquisition of voting securities by an employee benefit plan of the Company or such surviving entity or any subsidiary of the Company or such surviving entity;

       (iv) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or an agreement for the sale or disposition of all or substantially all the assets of the Company; or

        (v) any other event which a majority of the members of the Committee who are Continuing Directors determines shall constitute a Change in Control for purposes of this Plan; provided, however that a Change in Control shall not be deemed to have occurred if one of the following exceptions applies:

(1) Unless a majority of the members of the Committee who are Continuing Directors determines that the exception set forth in this paragraph (1) shall not apply, none of the foregoing conditions would have been satisfied but for one or more of the following persons acquiring or otherwise becoming the Beneficial Owner of securities of the Company: (A) any person who has entered into a binding agreement with the Company, which agreement has been approved by two-thirds (2/3) of the Continuing Directors, limiting the acquisition of additional voting securities by such person, the solicitation of proxies by such person or proposals by such person concerning a business combination with the Company (a "Standstill Agreement"); (B) any employee benefit plan, or trustee or other fiduciary thereof, maintained by the Company or any subsidiary of the Company; (C) any subsidiary of the Company; or (D) the Company.

(2) Unless a majority of the members of the Committee who are Continuing Directors determines that the exception set forth in this paragraph (2) shall not apply, none of the foregoing conditions would have been satisfied but for the acquisition by the Company of another entity (whether by merger or consolidation, the acquisition of stock or assets, or otherwise) in exchange, in whole or in part, for securities of the Company, provided that, immediately following such acquisition, the Continuing Directors constitute a majority of the Board, or a majority of the board of directors of any other surviving entity, and, in either case, no agreement, arrangement or understanding exists at that time which would cause such Continuing Directors to cease thereafter to constitute a majority of the Board or of such other board of directors.

(3) A majority of the members of the Committee who are Continuing Directors determines that a Change in Control shall be deemed not to have occurred.

     Notwithstanding the foregoing, unless otherwise determined by a majority of the Committee who are Continuing Directors, no Change in Control shall be deemed to have occurred with respect to a particular Participant if the Change in Control results from actions or events in which such Participant is a participant in a capacity other than solely as an officer, employee, or director of the Company.

     For purposes of the foregoing definition of Change in Control, the term "Beneficial Owner," with respect to any securities, shall mean any person who, directly or indirectly, has or shares the right to vote or dispose of such securities or otherwise has "beneficial ownership" of such securities (within the meaning of Rule 1 3d-3 and Rule 1 3d-5 (as such Rules are in effect on the effective date of the Plan) under the Exchange Act, including pursuant to any agreement, arrangement, or understanding (whether or not in writing); provided, however, that (i) a person shall not be deemed the Beneficial Owner of any security as a result of any agreement, arrangement, or understanding to vote such security (A) arising solely from a revocable proxy or consent solicited pursuant to, and in accordance with, the applicable provisions of the Exchange Act and the rules and regulations thereunder or (B) made in connection with, or otherwise to participate in, a proxy or consent solicitation made, or to be made, pursuant to, and in accordance with, the applicable provisions of the Exchange Act and the rules and regulations thereunder, in either case described in clause (A) or clause (B) above whether or not such agreement, arrangement or understanding is also then reportable by such person on Schedule 13D under the Exchange Act (or any comparable or successor report), and (ii) a person engaged in business as an underwriter of securities shall not be deemed to be the Beneficial Owner of any securities acquired through such person's participation in good faith in a firm commitment underwriting until the expiration of forty days after the date of such acquisition.

Notwithstanding the foregoing, a Change of Control shall only be treated as having occurred if the Company or the Executive Benefits Committee notifies the Trustee in writing that such an event has occurred

     In witness of the foregoing, the parties hereto have caused this amended and restated Trust Agreement to be duly executed and their respective corporate seals to be hereto affixed this day of April, 1997.



                                       THE CHASE MANHATTAN BANK



                                       By: /s/
                                           ------------------------------------
                                           Vice President




                                       ALUMAX, INC.



                                       By: /s/
                                           ------------------------------------
                                           Vice President & Corporate Secretary